PROVIDENT

Provident Financial Holdings, Inc.

First Quarter of Fiscal 2016

September 30, 2015

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.78
52-Week Range:	$14.10 - $18.44
Shares Outstanding:	8,429,678 shares
Market Capitalization:	$141.4 million
P/E (ttm):	15.25x
Diluted EPS (ttm):	$1.10
Annual Dividend & Yield:	$0.48 (2.86%)
As of September 30, 2015	

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore and Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Net Income rises 2%
- Diluted Earnings per Share increases by 12%
- Net Interest Income increases 2%
- Non-Interest Income increases 15%
- Operating Expenses increase 5%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.7
$7.9
$8.1
$8.4
$8.9
$8.1
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.6
$1.4
$1.5
$1.5
$1.7
$1.5
$8.0
$7.7
$8.0
$9.8
$8.8
$8.9
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$14.2
$13.7
$13.9
$15.2
$15.2
$14.4
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.0
$3.3
$3.7
$4.5
$4.2
$4.2
30% C.A.G.R.*
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

(*) C.A.G.R. - Compound annual growth rate from Q4FY14 through Q1FY16.

Pre-Tax Income – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.9
$1.4
$1.8
$2.9
$2.0
$2.0
$2.8
$2.8
$2.3
$1.7
$2.3
$2.2
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
5.0
4.0
3.0
2.0
1.0
0.0
$2.1
$2.4
$2.3
$2.6
$2.5
$2.4
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Diluted Earnings Per Share


$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.22
$0.25
$0.25
$0.29
$0.28
$0.28
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
2.85%
2.96%
3.01%
3.05%
3.09%
2.82%
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Efficiency Ratio



Gradual Improvement
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
82.57%
80.59%
79.01%
77.20%
78.25%
77.56%
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.75%
0.86%
0.84%
0.92%
0.84%
0.83%
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
5.66%
6.59%
6.42%
7.22%
7.02%
6.96%
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Community Banking

Highlights

- Loans Held for Investment decrease 1% since June 30, 2015
- Ten consecutive quarters of Preferred Loan growth
- Core Deposits increase by $10.7 million, or 2%, since June 30, 2015
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$17
$16
$16
$16
$16
$14
$772
$789
$798
$820
$814
$806
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
51%
53%
53%
55%
55%
56%
$401
$378
$418
$377
$426
$377
$450
$375
$453
$366
$454
$357
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$60
$50
$40
$30
$20
$10
$0
$37
$28
$39
$37
$20
$30
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/15	Interest Rate	Balance as of 09/30/14	Interest Rate
Single-Family	$ 356,963	3.33%	$ 377,233	3.25%
Multi-Family	355,442	4.36%	314,874	4.66%
Commercial Real Estate	94,580	5.12%	100,727	5.71%
Construction	6,185	5.37%	4,378	5.28%
Other	72	6.25%	-	-
Commercial Business	399	6.70%	1,109	6.06%
Consumer	243	10.07%	271	10.06%
Total Loans Held for Investment	$ 813,884	4.01%	$ 798,592	4.13%
Undisbursed Loan Funds	(2,691)		(3,604)	
Advance payments of escrows	193		160	
Deferred Loan Costs, net	3,334		2,698	
Allowance for Loan Losses	(9,034)		(8,888)	
Total Loans Held for Investment, net	$ 805,686		$ 788,958	

Loan Composition as of 09/30/15


Construction 1%
Other 0%
Commercial Business 0%
Commercial Real Estate 11%
Consumer 0%
Multi-Family 44%
Single-Family 44%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$527
$537
$548
$563
$578
$589
$371
$365
$358
$355
$346
$336
$131
$91
$91
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2015	Rate	At 09/30/2014	Rate
Checking Accounts - Non Interest-Bearing	$ 68,102	- %	$ 57,412	- %
Checking Accounts - Interest-Bearing	228,688	0.15%	208,388	0.14%
Savings Accounts	258,911	0.26%	242,786	0.26%
Money Market Accounts	33,424	0.36%	28,738	0.41%
Time Deposits	335,741	1.02%	365,108	1.06%
Total Deposits	$ 924,866	0.49%	$ 902,432	0.54%
Brokered Deposits included above	$ 3,039	3.76%	$ 3,039	3.76%

Deposit Composition at 09/30/2015



7%
25%
28%
4%
36%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2015	Rate	At 09/30/2014	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	-	-
Over One to Two Years	-	-	-	-
Over Two to Three Years	10,053	3.03%	-	-
Over Three to Four Years	10,000	1.53%	10,075	3.03%
Over Four to Five Years	-	-	10,000	1.53%
Over Five Years	71,298	2.92%	21,341	4.01%
Total Borrowings	$ 91,351	2.78%	$ 41,416	3.18%

Asset Quality

Highlights

- Non-Performing Assets increase to $18.4 million
- Net Recoveries in five of the prior six quarters
- REO activity remains limited
- ALLL rises to $9.0 million
- ALLL to LHI Ratio increases to 1.11%

NPA, NPA to Total Assets and ALLL to LHI Ratios



$25,000
$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

Recovery from Allowance for Loan Losses



(In Thousands)
$500
$-
$(500)
$(1,000)
$(1,500)
$(691)
$(818)
$(354)
$(111)
$(104)
$(38)
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q4FY15

Non-Performing Asset Composition 09/30/15



20%
0%
0%
0%
6%
11%
63%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$9,744
$8,888
$8,693
$8,712
$8,724
$9,034
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15

ALLL Allocation as of 09/30/15



0%
0%
0%
0%
8%
22%
70%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2015				At September 30, 2014			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	3	$ 1,217	38	$ 12,669	3	$ 579	30	$ 8,430
Multi-Family	-	-	3	1,975	-	-	5	2,465
Commercial Real Estate	-	-	3	1,016	-	-	6	2,317
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	107	-	-	2	129
Consumer Loans	4	2	-	-	2	2	-	-
Total	7	$ 1,219	45	$ 15,757	5	$ 581	43	$ 13,341

Net Charge-Offs (Recoveries)



(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$(411)
$38
$(159)
$(130)
$(116)
$(348)
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$107,167	30%	$187,845	52%	$60,173	17%	$1,778	1%	$356,963	100%
Multi-Family	72,588	20%	188,606	53%	91,347	26%	2,901	1%	$355,442	100%
Commercial Real Estate	33,407	35%	42,572	45%	18,601	20%	-	0%	$94,580	100%
Construction	1,095	18%	4,683	76%	407	6%	-	0%	$6,185	100%
Other	-	0%	72	100%	-	0%	-	0%	$72	100%
Total	$214,257	26%	$423,778	52%	$170,528	21%	$4,679	1%	$813,242	100%

(1) Other than Inland Empire.

Geographic Location 09/30/15



1%
26%
21%
52%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL
Loan Balance (In Thousands)	$271,953	$18,161	$883	$122	$1,047	$4,780	$5,826	$25,186	$19,051	$347,009
Weighted Avg. LTV (1)	66%	75%	51%	69%	64%	55%	54%	67%	75%	67%
Weighted Avg. Age (in Years)	9.95	7.52	6.15	4.88	4.16	3.14	2.26	1.18	0.41	8.41
Weighted Avg. FICO (2)	729	745	750	700	712	748	750	744	744	732
Number of Loans	827	36	3	1	4	23	32	44	29	999
Geographic Breakdown (%)										
Inland Empire	30%	22%	100%	100%	59%	21%	29%	34%	26%	30%
Southern California (3)	57%	49%	0%	0%	41%	35%	27%	34%	49%	53%
Other California	12%	29%	0%	0%	0%	44%	44%	32%	25%	16%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL
Loan Balance (In Thousands)	$82,626	$4,012	-	-	$17,992	$26,639	$88,791	$94,620	$73,792	$388,442
Weighted Avg. LTV (1)	47%	43%	-	-	57%	55%	57%	56%	56%	55%
Weighted Avg. Debt Coverage Ratio (2)	1.45x	1.38x	-	-	1.42x	1.74x	1.71x	1.65x	1.66x	1.63x
Weighted Avg. Age (in Years)	10.11	7.42	-	-	4.01	3.10	2.15	1.22	0.40	2.94
Weighted Avg. FICO (2)	701	701	-	-	741	728	761	764	756	746
Number of Loans	38	4	-	-	19	32	116	111	107	427
Geographic Breakdown (%)										
Inland Empire	21%	34%	-	-	32%	15%	31%	12%	17%	20%
Southern California (3)	54%	66%	-	-	53%	53%	49%	54%	62%	53%
Other California	20%	0%	-	-	15%	32%	20%	34%	21%	26%
Other States	5%	0%	-	-	0%	0%	0%	0%	0%	1%
	100%	100%	-	-	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	YTD 2015	TOTAL (4)(5)
Loan Balance (In Thousands)	$ 17,827	$ 428	-	$ 369	$ 756	$ 14,275	$ 13,910	$ 25,941	$ 15,481	$94,580
Weighted Avg. LTV (1)	46%	40%	-	0.56	60%	49%	47%	47%	49%	48%
Weighted Avg. Debt Coverage Ratio (2)	1.8x	1.43x	-	1.26	1.47x	1.90x	1.82x	1.90x	1.69x	1.82x
Weighted Avg. Age (in Years)	9.55	7.44	-	5.35	3.77	2.99	2.16	1.17	0.39	3.23
Weighted Avg. FICO (2)	706	750	-	704	770	763	756	749	752	743
Number of Loans	22	2	-	2	1	14	23	31	20	115
Geographic Breakdown (%)										
Inland Empire	25%	41%	-	51%	0%	71%	34%	34%	17%	36%
Southern California (3)	66%	59%	-	49%	100%	29%	37%	48%	40%	45%
Other California	9%	0%	-	0%	0%	0%	29%	18%	43%	20%
Other States	0%	0%	-	0%	0%	0%	0%	0%	0%	0%
	100%	100%	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $31.9 million in Mixed Use; $16.3 million in Office; $13.6 million in Retail; $12.1 million in Mobile Home Park; $5.0 million in Warehouse; $4.7 million in Mini-Storage; $3.8 million in Restaurant/Fast Food; $2.0 million in Medical/Dental Office; $1.8 million in Light Industrial/Manufacturing; $1.7 million in Hotel and Motel; and $1.7 million in Automotive – Non-Gasoline.
(5) Consisting of $79.8 million or 84.4% in investment properties and $14.8 million or 15.6% in owner occupied properties.

Mortgage Banking

Highlights

- Loan Origination Volume decreases 25% to $545.9 million (sequential quarter)
- Gross Locked Pipeline increases 4% to $198.7 million (sequential quarter)
- Loan Sale Margin increases 26 basis points to 165 basis points (sequential quarter)
- Refinance Volume decreases (sequential quarter)

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$13
$476
$14
$514
$12
$552
$8
$681
$6
$721
$6
$540
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Saleable
Portfolio

PBM Locked Pipeline



$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%

	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15
Gross Locked Pipeline	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$198,694
Net Locked Pipeline (1)	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
Fall-out Ratio	28%	28%	29%	31%	27%	30%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16
Refinance	42%	48%	55%	68%	54%	43%
Purchase	58%	52%	45%	32%	46%	57%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,022
$7,652
$8,042
$9,754
$8,762
$8,923
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.59%
1.58%
1.52%
1.50%
1.40%
1.40%
1.25%
1.25%
1.39%
1.39%
1.65%
1.65%
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse (Recovery) Provision



(In Thousands)
$100
$0
-$100
-$200
-$300
($86)
($199)
($1)
$42
$72
$3
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16

Recourse Reserve



(In Thousands)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$904
$712
$711
$731
$768
$768
06/30/14
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15

Capital Management

Highlights

- Bank Capital Ratios remain strong
- Implemented Basel III capital protocol on January 1, 2015
- 2.86% cash dividend yield (approximately)
- Repurchased approximately 216,000 shares of common stock

Stock Repurchase Plan Activity


(# of Shares)
500,000
400,000
300,000
200,000
100,000
-
356,608
162,204
156,916
278,220
187,566
215,929
Q4FY2014
Q1FY2015
Q2FY2015
Q3FY2015
Q4FY2015
Q1FY2016

Bank Capital Ratios


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15
Tier 1 Leverage Ratio	12.53%	10.50%	10.70%	10.79%	10.68%	9.68%
CET1 Ratio				15.81%	17.22%	16.33%
Tier 1 Risk-Based Capital Ratio	18.72%	15.28%	15.15%	15.81%	17.22%	16.33%
Total Risk-Based Capital Ratio	19.98%	16.47%	16.26%	17.04%	18.47%	17.58%

Value Proposition


Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15
Price/TBV	0.97x	0.99x	0.93x	0.92x	0.94x	0.98x	1.02x	1.02x